Exhibit 99.1
                                                                    ------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                                     Chapter 11

In re: Bethlehem Steel Corporation, et al.,          Case No. 01-15288 (BRL)
                  Debtors                            through 01-15302, 01-15308
                                                     through 01-15315 (BRL)


                         MONTHLY OPERATING STATEMENT FOR
                   THE PERIOD FEBRUARY 1 TO FEBRUARY 28, 2002


DEBTORS' ADDRESS:                   Bethlehem Steel Corporation
                                    1170 Eighth Avenue
                                    Bethlehem, PA 18016

DISBURSEMENTS:  February 1 to February 28, 2002 (millions):         $284.1
     (see attached schedule for disbursements by Debtor)


DEBTORS' ATTORNEY:                  Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, NY 10153
                                    Harvey R. Miller (HM 6078)
                                    Jeffrey L. Tanenbaum (JT 9797)
                                    George A. Davis (GD 2761)

NET LOSS:  February 1 to February 28, 2002 (millions):              $44.0

REPORT PREPARER:                    Bethlehem Steel Corporation


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:         March 18, 2002                    /s/ Lonnie A. Arnett
                                                ----------------------------
                                                Lonnie A. Arnett
                                                Vice President, Controller
                                                and Chief Accounting Officer

                           Bethlehem Steel Corporation

   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
             (dollars and shares in millions, except per share data)

                                                                                   February 28, 2002
                                                                          --------------------------------------
                                                                              One Month         Two Months Ended
                                                                             (unaudited)          (unaudited)
                                                                          -----------------    -----------------
     Net Sales                                                                     $ 254.9              $ 521.2
                                                                          -----------------    -----------------

     Costs and Expenses
         Cost of sales                                                               264.1                538.3
         Depreciation                                                                 19.2                 39.9
         Selling, administration and general expense                                  10.2                 17.9
                                                                          -----------------    -----------------
     Total Costs and Expenses                                                        293.5                596.1
                                                                          -----------------    -----------------

     Loss from Operations                                                            (38.6)               (74.9)

     Reorganization Items (Note 2)                                                    (1.4)                (2.7)

     Financing Expense - net (Note 2)                                                 (4.0)                (8.3)
                                                                          -----------------    -----------------

     Net Loss                                                                        (44.0)               (85.9)

     Dividend Requirements on Preferred and Preference Stock                           3.3                  6.6
                                                                          -----------------    -----------------

     Net Loss Applicable to Common Stock                                           $ (47.3)             $ (92.5)
                                                                          =================    =================


     Net Loss per Common Share:
         Basic and Diluted                                                         $ (0.36)             $ (0.71)


     Average Shares Outstanding:
         Basic and Diluted                                                           130.9                130.9

The accompanying Notes are an integral part of the Consolidated Financial Statements. See Note 3 for Consolidated Statement of Operations for Debtors Only.

                           Bethlehem Steel Corporation

   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                           CONSOLIDATED BALANCE SHEET
                              (dollars in millions)

                                                                                   February 28,
                                                                                       2002
                                                                                    (unaudited)
                                                                                 ----------------
                                     ASSETS
Current Assets:
      Cash and cash equivalents                                                           $ 76.0
      Receivables, less allowances                                                         361.9
      Inventories:
          Raw materials                                                                    225.3
          Finished and semifinished                                                        493.5
                                                                                 ----------------
          Total Inventories                                                                718.8
      Other current assets                                                                  22.5
                                                                                 ----------------
Total Current Assets                                                                     1,179.2
Investments and Miscellaneous Assets                                                       119.7
Property, Plant and Equipment, less accumulated depreciation of $4,401.7                 2,658.2
Intangible Pension Asset                                                                   225.0
                                                                                 ----------------
Total Assets                                                                           $ 4,182.1
                                                                                 ================

                       LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
      Accounts payable                                                                   $ 152.7
      Accrued employment costs                                                              51.6
      Secured debt and capital lease obligations - current                                  19.7
      Other current liabilities                                                             70.1
                                                                                 ----------------
Total Current Liabilities                                                                  294.1

Secured Debt and Capital Lease Obligations                                                 132.9
Debtor-in-Possession Financing                                                             206.1
Debt Secured by Inventory                                                                  289.9
Deferred Gain and Other Long-term Liabilities                                              144.1

Liabilities Subject to Compromise (Note 2)                                               4,881.1

Stockholders' Deficit:
      Preferred Stock                                                                       11.3
      Preference Stock                                                                       2.0
      Common Stock                                                                         135.8
      Common Stock held in treasury at cost                                                (65.9)
      Additional paid-in capital                                                         1,908.6
      Accumulated other comprehensive loss                                                (833.0)
      Accumulated deficit                                                               (2,924.9)
                                                                                 ----------------
Total Stockholders' Deficit                                                             (1,766.1)
                                                                                 ----------------
Total Liabilities and Stockholders' Deficit                                            $ 4,182.1
                                                                                 ================

The accompanying Notes are an integral part of the Consolidated Financial Statements. See Note 3 for Consolidated Statement of Operations for Debtors Only.

                           Bethlehem Steel Corporation

   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (dollars in millions)

                                                                                                 February 28, 2002
                                                                                         -------------------------------------
                                                                                              Month             Two Months
                                                                                              Ended               Ended
                                                                                           (unaudited)         (unaudited)
                                                                                         -----------------   -----------------
     Operating Activities:
         Net loss                                                                                 $ (44.0)            $ (85.9)

         Adjustments for items not affecting cash from operating activities:
              Depreciation                                                                           19.2                39.9
              Recognition of deferred gains                                                          (1.8)               (3.6)
              Reorganization items                                                                    1.4                 2.7
              Other - net                                                                             1.5                 3.7
         Working capital (excluding financing and investing activities):
              Receivables                                                                            23.0               (11.5)
              Inventories                                                                             9.7                 6.5
              Accounts payable                                                                       (9.5)              (10.1)
              Other                                                                                  (4.3)                1.1
         Funding postretirement benefits:
              Pension funding less than expense                                                      12.1                24.2
              Retiree healthcare and life insurance benefit payments less than expense                1.4                 7.1
                                                                                         -----------------   -----------------
     Cash Used For Operating Activities Before Reorganization Items                                   8.7               (25.9)
                                                                                         -----------------   -----------------

         Reorganization items                                                                        (1.4)               (2.7)
                                                                                         -----------------   -----------------
     Cash Used For Operating Activities                                                               7.3               (28.6)
                                                                                         -----------------   -----------------

     Investing Activities:
         Capital expenditures                                                                        (6.0)              (10.9)
         Cash proceeds from asset sales                                                               0.7                16.3
                                                                                         -----------------   -----------------
     Cash Provided From Investing Activities                                                         (5.3)                5.4
                                                                                         -----------------   -----------------

     Financing Activities:
         Borrowings                                                                                   0.4                 0.5
         Debt and capital lease payments                                                             (0.5)               (1.2)
         Other payments                                                                              (3.3)               (4.1)
                                                                                         -----------------   -----------------
     Cash Used For Financing Activities                                                              (3.4)               (4.8)
                                                                                         -----------------   -----------------

     Net Decrease in Cash and Cash Equivalents                                                       (1.4)              (28.0)
     Cash and Cash Equivalents - Beginning of Period                                                 77.4               104.0
                                                                                         -----------------   -----------------
                               - End of Period                                                     $ 76.0              $ 76.0
                                                                                         =================   =================

     Supplemental Cash Payment Information:
         Interest, net of amount capitalized                                                        $ 1.0               $ 4.5
         Capital lease obligations incurred                                                             -                 1.9

     Liquidity at Month End                                                                       $ 259.5             $ 259.5

The accompanying Notes are an integral part of the Consolidated Financial Statements.

                           Bethlehem Steel Corporation
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)

          NOTES TO FEBRUARY 28, 2002 CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)

1. The 2002 Consolidated Financial Statements are unaudited and should be read together with the audited financial statements in Bethlehem's Annual Report on Form 10-K for the year ended December 31, 2001 on file with the Securities and Exchange Commission.

2. Liabilities subject to compromise (in millions) at February 28, 2002 follows:


    Other postemployment benefits              $       2,014.0
    Pension                                            1,648.2
    Unsecured debt                                       526.7
    Accounts payable                                     208.1
    Accrued employment costs                             249.0
    Other accrued liabilities                            157.6
    Accrued taxes and interest                            77.5
                                               ----------------
    Total                                       $      4,881.1
                                               ================



Net costs resulting from reorganization of the businesses have been reported in the statement of operations separately as reorganization items. For the month and two-month periods ended February 28, 2002, the following have been incurred (in millions):

                                           Month Ended      Two Months Ended
                                        ----------------    ---------------

     Professional fees                  $           1.4     $          2.7
     Other administrative fees                      0.1                0.2
     Interest income                               (0.1)              (0.2)
                                        ----------------    ---------------
     Total                               $          1.4      $         2.7
                                        ================    ===============


Under bankruptcy law, the Debtors are not permitted to make scheduled principal and interest payments on secured debt, unless specifically ordered as adequate protection by the Court. Interest on unsecured debt that was not charged to earnings for the period from January 1 to February 28, 2002 was approximately $7 million.

3. Summarized consolidated Statement of Operations and Balance Sheet (in millions) for the Debtors only follows:

     Summarized Consolidated Statement of Operations
                                                                Two Months
                                                                   Ended
                                                               February 28,
                                                                   2002
                                                             ----------------

     Net Sales                                               $         517.2
     Costs and Expenses                                                592.1
                                                             ----------------
         Loss from Operations                                          (74.9)
     Reorganization Items                                               (2.7)
     Financing Income (Expense) - Net                                   (8.3)
     Equity in Income of Unconsolidated Subsidiaries                       -
                                                             ----------------
       Net Loss                                                        (85.9)
     Dividend Requirements on Preferred and Preference Stock             6.6
                                                             ----------------
       Net Loss Applicable to Common Stock                   $         (92.5)
                                                             ================

     Summarized Consolidated Balance Sheet

                                                               February 28,
                                                                   2002
                                                             ----------------
                             Assets

     Current Assets:
       Cash and cash equivalents                             $          69.8
       Receivables, less allowances                                    356.5
       Inventories                                                     692.5
       Other current assets                                             21.6
                                                             ----------------
     Total Current Assets                                            1,140.4
     Investments and miscellaneous assets                              141.6
     Property, plant and equipment, less accumulated
       depreciation of $4,139.7                                      2,597.4
     Intangible pension asset                                          225.0
                                                             ----------------
     Total Assets                                             $      4,104.4
                                                             ================

              Liabilities and Stockholders' Deficit

     Current Liabilities:
       Accounts payable                                      $         142.6
       Accrued employment costs                                         40.5
       Secured debt and capital lease obligations - current             19.7
       Other current liabilities                                        56.3
                                                             ----------------
     Total Current Liabilities                                         259.1
     Secured Debt and Capital Lease Obligations                        132.9
     Debtor-in-Possession Financing                                    206.1
     Debt Secured by Inventory                                         289.9
     Deferred Gains and Other Long-Term Liabilities                    101.4

     Liabiliites Subject to Compromise                               4,881.1

     Total Stockholders' Deficit                                    (1,766.1)
                                                             ----------------
     Total Liabilities and Stockholders' Deficit              $      4,104.4
                                                             ================

                           Bethlehem Steel Corporation
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)


         Post petition salaries and wages, including employee withholdings and employer related payroll taxes, have been paid in the ordinary course of business.

Other post petition taxes, including those for sales and use taxes, property taxes and other taxes have been paid in the ordinary course of business.

All insurance policy premiums due, including those for workers compensation and disability insurance have been paid. Accordingly, all such policies remain in force.

Details for the above transactions will be provided to U.S. Trustee upon request.

                           BETHLEHEM STEEL CORPORATION
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                            Schedule of Disbursements

                                                                               Month Ended              Two Months Ended
      (dollars in thousands)                                                February 28, 2002           February 28, 2002
                                                                         -----------------------    ------------------------
      Bethlehem Steel Corporation                                                      $282,189                    $578,185
      Alliance Coating Company, LLC                                                         795                       1,752
      BethEnergy Mines Inc.                                                                 248                         459
      Bethlehem Cold Rold Corporation                                                         0                           0
      Bethlehem Development Corporation                                                       0                           0
      Bethlehem Rail Corporation                                                              5                          12
      Bethlehem Steel de Mexico, S.A. de C.V.                                                56                         115
      Bethlehem Steel Export Company of Canada, Limited                                       0                           0
      Bethlehem Steel Export Corporation                                                      0                           0
      BethPlan Corp.                                                                          0                           0
      Chicago Cold Rolling, L.L.C.                                                          617                       1,168
      Eagle Nest Inc.                                                                         0                           0
      Encoat North Arlington, Inc.                                                           30                          63
      Energy Coatings Company                                                                 0                           0
      Greenwood Mining Corporation                                                            0                           0
      HPM Corporation                                                                         0                           0
      Kenacre Land Corporation                                                                0                           0
      LI Service Company                                                                    107                         213
      Marmoraton Mining Company, Ltd.                                                         7                          12
      Mississippi Coatings Limited Corporation                                                0                           0
      Mississippi Coatings Line Corporation                                                   0                           0
      Ohio Steel Service Company, LLC                                                         0                           0
      Primeacre Land Corporation                                                             11                          22

                                                                         -----------------------    ------------------------
                                                                                       $284,065                    $582,001

Note: Inter-company disbursements are excluded from this schedule.

                       BETHLEHEM STEEL CORPORATION, et al.
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                    Monthly Operating Report - December, 2001
                            Schedule of Disbursements
                             Amended - March 6, 2002

                                                            Period Ended
                                                             October 15 -                Month Ended                October 15 -
      (dollars in thousands)                               November 30, 2001          December 31, 2001          December 31, 2001
                                                       ----------------------     -----------------------    -----------------------
      Bethlehem Steel Corporation                                   $301,222                    $282,326                   $583,548
      Alliance Coating Company, LLC                                    2,056                         999                      3,055
      BethEnergy Mines Inc.                                              318                         144                        462
      Bethlehem Cold Rold Corporation                                      0                           0                          0
      Bethlehem Development Corporation                                    0                           0                          0
      Bethlehem Rail Corporation                                           0                           6                          6
      Bethlehem Steel de Mexico, S.A. de C.V.                             47                          37                         84
      Bethlehem Steel Export Company of Canada, Limited                    0                           0                          0
      Bethlehem Steel Export Corporation                                   0                           0                          0
      BethPlan Corp.                                                       0                           0                          0
      Chicago Cold Rolling, L.L.C.                                       641                       1,067                      1,708
      Eagle Nest Inc.                                                      0                           0                          0
      Encoat North Arlington, Inc.                                         0                           0                          0
      Energy Coatings Company                                              0                           0                          0
      Greenwood Mining Corporation                                         0                           0                          0
      HPM Corporation                                                      0                           0                          0
      Kenacre Land Corporation                                             0                           0                          0
      LI Service Company                                                 125                          75                        200
      Marmoraton Mining Company, Ltd.                                      0                          10                         10
      Mississippi Coatings Limited Corporation                         2,568                           0                      2,568
      Mississippi Coatings Line Corporation                               52                           0                         52
      Ohio Steel Service Company, LLC                                      0                           0                          0
      Primeacre Land Corporation                                          21                          12                         33

                                                       ----------------------     -----------------------    -----------------------
                                                                    $307,050                    $284,676                   $591,726


Note: Disbursements between the companies are excluded for the purposes of this schedule.